UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10481

Cohen & Steers Quality Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset value (NAV) at that date was $10.83 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $10.45.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers Quality Income Realty Fund at NAV[a]	18.37%
Cohen & Steers Quality Income Realty Fund at Market Value[a]	27.71%
FTSE NAREIT Equity REIT Index[b]	14.91%
S&P 500 Index[b]	9.49%
Blended benchmark—80% FTSE NAREIT Equity REIT Index/ 20% BofA Merrill Lynch REIT Preferred Index[b]	12.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's NAV return may diverge from the relative performance of its benchmark indices, which do not use fair value pricing. An investor cannot invest directly in an index.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The BofA Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

U.S. real estate securities advanced in the first half of 2012 and outperformed the broader equity market. After a strong start, the pace of the rally cooled in the second quarter amid slowing economic growth with more-modest job creation. REITs nonetheless added to their first-quarter gains, while the S&P 500 Index turned down. In a less-certain economic environment, investors appeared to favor REITs for their relatively stable lease-based cash flows and access to capital at historically attractive terms. Investors also took comfort in the mostly domestic profile of REITs' income, which made them less vulnerable to slowing growth and sovereign debt issues internationally.

All property sectors advanced, led by owners of regional malls which had a total return of (+22.7%)c in the index. The group was aided by good earnings reports from leading companies and continued sales growth from mall tenants broadly. Simon Property Group reported first-quarter earnings that grew 13% compared with the first quarter of 2011, and announced a 5% dividend increase. Simon also acquired a 29% stake in Klépierre, a French retail landlord majority-owned by BNP Paribas. It was able to move quickly on this long-term growth opportunity, funding the transaction through a combination of common stock and unsecured debt.

Office REITs (+13.7%) saw stronger-than-expected demand on the West Coast and in Manhattan. SL Green Realty was a standout, announcing one of the largest lease deals in New York City history with media tenant Viacom. In the diversified sector (+12.5%), data-center operator Digital Realty Trust announced the purchase of three facilities near London. Similar to Simon Property Group's venture into Europe, this was an example of a U.S. company using its low cost of capital to acquire attractively priced, higher-yielding European assets.

The typically cyclical hotel sector (+12.8%) performed broadly in line with the typically defensive health care property sector (+12.7%), alternating leadership in the first and second quarters, respectively. Apartment REITs (+9.5%) underperformed, as improving sentiment in the single-family housing market prompted concerns of slower cash flow growth in the rental market.

REIT preferred securities also advanced

Preferred securities issued by REITs had a total return of +4.7% in the period as measured by the BofA Merrill Lynch REIT Preferred Index. The group was aided by the same factors that lifted real estate

c  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

common shares (relatively stable and visible cash flows and a low cost of capital), and by demand for quality income in a low-yield environment.

Fund performance

The Fund had a positive total return and outperformed its benchmarks for the period. Factors that aided relative performance, based on NAV, compared with the blended benchmark included favorable security selection within the Fund's allocation to REIT preferreds. With regard to common stocks, performance was helped by security selection in the shopping center sector (+19.3% ) and our overweight in regional malls, specifically Simon Property Group.

Stock selection in the hotel sector detracted from relative performance. Among our holdings was a U.S.-based company whose portfolio includes hotels in Europe. We believe it has good fundamentals, although revenue growth in dollar terms has been hindered recently by weakness in the Euro.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), supported the Fund's performance for the period compared with its benchmarks, which are not leveraged.

Impact of derivatives on Fund performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange the floating rate for a fixed rate. During the period, the Fund's use of swaps had a negative impact on the NAV and performance of the Fund.

Investment Outlook

Recent disappointments in employment reports notwithstanding (monthly job gains below 100,000 in both May and June), we continue to expect slow but steady growth, with modest job creation. Such an environment should, in our view, allow for incremental gains in demand for real estate companies and continued low financing costs as interest rates remain low. Fundamentals in most sectors should, in our view, also be supported by only gradual additions to supply, to the potential benefit of property-level cash flow growth.

Recent property transactions have largely confirmed our value estimates, but we continue to carefully evaluate our inputs. We have a modest cyclical lean (overweight in hotel and industrial companies), but with a defensive component in the portfolio. For this, high-quality malls are more appealing than health care companies, which are trading well above their historical premium to NAV.

We have a generally favorable view of key office markets, including life sciences, technology and media, as well as New York offices broadly. We are marginally underweight apartments based on valuations and improved statistics for single-family homes, although we are monitoring the group for buying opportunities based on its relative underperformance versus other property sectors. We continue to favor prime retail owners, while staying cautious toward health care properties, suburban offices and secondary retail.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Overall, we believe REIT preferred securities continue to have attractive total-return potential. The credit metrics of REITs continue to improve, and most are, in our view, well insulated from the troubles in Europe that have plagued other sectors. However, with call protection running low on many issues, we believe the total return from many REIT preferreds may come from coupon payments rather than price appreciation.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN	JASON YABLON

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2012, leverage represented 28% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund's borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable-rate obligations to fixed-rate obligations for the term of the swap agreements). Specifically, as of June 30, 2012, we have fixed the rate on 70% of our borrowings at an average interest rate of 3.0% for an average remaining period of 1.9 years (when we first entered into the swaps, the average term was 5.2 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa

Leverage (as a % of managed assets)	28%
% Fixed Rate	70%
% Variable Rate	30%
Weighted Average Rate on Swaps	3.0%
Weighted Average Term on Swaps	1.9 years
Current Rate on Debt[b]	1.2%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2012. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

June 30, 2012

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$161,535,231	9.8
Vornado Realty Trust	90,222,234	5.5
Equity Residential	78,885,525	4.8
Prologis	75,889,611	4.6
HCP	54,924,145	3.3
Public Storage	49,830,981	3.0
Boston Properties	49,216,561	3.0
Ventas	45,223,713	2.7
AvalonBay Communities	45,114,011	2.7
General Growth Properties	40,237,587	2.4

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	109.8%
DIVERSIFIED	8.3%
American Assets Trust[a,b]		363,105	$8,805,296
BGP Holdings PLC (EUR)(Australia)[c,d,e]		3,927,678	0
Vornado Realty Trust[a,b]		1,074,330	90,222,234
			99,027,530
HEALTH CARE	11.0%
Brookdale Senior Living[e]		731,628	12,979,081
HCP[a,b]		1,244,035	54,924,145
Healthcare Realty Trust		732,216	17,456,029
Ventas[a,b]		716,472	45,223,713
			130,582,968
HOTEL	8.0%
Hersha Hospitality Trust[a]		2,655,728	14,022,244
Host Hotels & Resorts[a,b]		1,953,727	30,907,961
Hyatt Hotels Corp., Class Aa,e		728,140	27,057,682
RLJ Lodging Trust		236,590	4,289,377
Starwood Hotels & Resorts Worldwide		221,507	11,748,731
Strategic Hotels & Resorts Worldwide[e]		1,220,306	7,883,177
			95,909,172
INDUSTRIAL	7.4%
DCT Industrial Trust		1,112,500	7,008,750
First Industrial Realty Trust[a,b,e]		430,900	5,437,958
Prologis[a,b]		2,283,768	75,889,611
			88,336,319
OFFICE	14.5%
Alexandria Real Estate Equities[a,b]		272,666	19,828,271
Boston Properties[a,b]		454,153	49,216,561
Brookfield Office Properties (Canada)[a]		1,119,418	19,500,261
Corporate Office Properties Trust[a]		395,815	9,305,611
Hudson Pacific Properties[f]		798,234	13,897,254
Kilroy Realty Corp.[a]		351,712	17,026,378
Liberty Property Trust[a,b]		236,925	8,728,317
SL Green Realty Corp.[a,b]		432,557	34,708,374
			172,211,027

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	1.4%
PS Business Parks		244,514	$16,558,488
RESIDENTIAL	22.2%
APARTMENT	21.2%
American Campus Communities[a]		187,100	8,415,758
Apartment Investment & Management Co.[a]		1,113,104	30,087,201
Associated Estates Realty Corp.[a,b]		736,790	11,015,010
AvalonBay Communities[a,b]		318,872	45,114,011
Colonial Properties Trust		608,000	13,461,120
Education Realty Trust[a,b]		1,115,761	12,362,632
Equity Residential[a,b]		1,265,002	78,885,525
Essex Property Trust		107,500	16,546,400
Mid-America Apartment Communities		202,229	13,800,107
UDR[a]		884,565	22,857,160
			252,544,924
MANUFACTURED HOME	1.0%
Equity Lifestyle Properties[a]		173,289	11,951,742
TOTAL RESIDENTIAL			264,496,666
SELF STORAGE	5.6%
CubeSmart[a]		726,538	8,478,698
Public Storage[a,b]		345,066	49,830,981
Sovran Self Storage		176,667	8,849,250
			67,158,929
SHOPPING CENTER	27.7%
COMMUNITY CENTER	7.9%
Acadia Realty Trust[a,b]		364,529	8,449,782
Federal Realty Investment Trust[a,b]		293,027	30,501,180
Kimco Realty Corp.[a,b]		444,249	8,454,058
Ramco-Gershenson Properties Trust		939,093	11,804,399
Regency Centers Corp.[a,b]		662,152	31,498,571
Retail Properties of America		285,955	2,779,483
			93,487,473

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	19.8%
General Growth Properties[a,b]		2,224,300	$40,237,587
Glimcher Realty Trust		845,900	8,645,098
Simon Property Group[a,b]		1,037,744	161,535,231
Taubman Centers		331,996	25,616,812
			236,034,728
TOTAL SHOPPING CENTER			329,522,201
SPECIALTY	3.7%
Digital Realty Trust[a,b]		409,291	30,725,475
DuPont Fabros Technology[a,b]		451,757	12,902,180
			43,627,655
TOTAL COMMON STOCK (Identified cost—$929,910,591)			1,307,430,955
PREFERRED SECURITIES—$25 PAR VALUE	20.5%
BANK	0.6%
Countrywide Capital IV, 6.75%, due 4/1/33		110,000	2,701,600
Countrywide Capital V, 7.00%, due 11/1/36		189,068	4,698,340
			7,399,940
BANK—FOREIGN	0.3%
Royal Bank of Scotland Group PLC, 6.40%, Series M		200,000	3,504,000
INSURANCE	1.1%
MULTI-LINE	0.2%
Hartford Financial Services Group, 7.875%, due 4/15/42		70,000	1,892,800
MULTI-LINE—FOREIGN	0.5%
ING Groep N.V., 7.05%[a]		165,000	3,844,500
ING Groep N.V., 7.375%		100,000	2,382,000
			6,226,500
REINSURANCE—FOREIGN	0.4%
Axis Capital Holdings Ltd., 6.875%, Series C		100,000	2,679,000
Endurance Specialty Holdings Ltd., 7.50%, Series B		98,500	2,591,535
			5,270,535
TOTAL INSURANCE			13,389,835

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Qwest Corp., 7.50%, due 9/15/51		101,105	$2,674,227
REAL ESTATE	18.3%
DIVERSIFIED	4.9%
Capital Lease Funding, 8.125%, Series Aa		105,370	2,632,143
Caplease, 8.375%, Series B		98,400	2,504,280
Colony Financial, 8.50%, Series A		170,000	4,340,100
Cousins Properties, 7.50%, Series Ba		307,775	7,762,085
DuPont Fabros Technology, 7.875%, Series Aa		200,000	5,232,000
DuPont Fabros Technology, 7.625%, Series Ba		230,000	5,975,400
Forest City Enterprises, 7.375%, due 2/1/34		580,000	13,786,600
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a]		76,395	3,394,994
Lexington Realty Trust, 7.55%, Series Da		515,025	12,932,278
			58,559,880
HOTEL	4.2%
Ashford Hospitality Trust, 9.00%, Series Ea		405,000	10,631,250
Hersha Hospitality Trust, 8.00%, Series Ba		150,000	3,817,500
Hospitality Properties Trust, 7.125%, Series Df		150,000	3,990,000
LaSalle Hotel Properties, 7.25%, Series Ga		350,195	8,814,408
Pebblebrook Hotel Trust, 7.875%, Series Aa		220,000	5,693,600
Strategic Hotels & Resorts, 8.25%, Series B		200,989	4,785,548
Strategic Hotels & Resorts, 8.25%, Series C		142,381	3,394,363
Sunstone Hotel Investors, 8.00%, Series Aa		160,450	3,995,205
Sunstone Hotel Investors, 8.00%, Series D		180,000	4,571,100
			49,692,974
INDUSTRIAL	0.9%
First Potomac Realty Trust, 7.75%, Series Aa		130,000	3,287,700
Monmouth Real Estate Investment Corp., 7.63%, Series Ac		200,000	5,194,000
Monmouth Real Estate Investment Corp., 7.875%, Series Bc		80,000	2,114,400
			10,596,100

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
OFFICE	2.2%
BioMed Realty Trust, 7.375%, Series Aa		174,441	$4,423,823
CommonWealth REIT, 6.50%, Series D (Convertible)[a]		173,800	3,814,910
Corporate Office Properties Trust, 7.625%, Series Ja		263,900	6,615,973
Corporate Office Properties Trust, 7.375%, Series L		160,000	4,038,400
Hudson Pacific Properties, 8.375%, Series B		90,000	2,399,400
SL Green Realty Corp., 7.625%, Series Ca		165,034	4,246,325
			25,538,831
RESIDENTIAL	1.7%
APARTMENT	1.3%
Alexandria Real Estate Equities, 7.00%, Series Da		200,000	5,300,000
Apartment Investment & Management Co., 7.75%, Series Ua		424,750	10,627,245
			15,927,245
MANUFACTURED HOME	0.4%
Equity Lifestyle Properties, 8.034%, Series Aa		170,000	4,447,200
TOTAL RESIDENTIAL			20,374,445
SHOPPING CENTER	4.0%
COMMUNITY CENTER	1.6%
Cedar Shopping Centers, 8.875%, Series Aa		188,456	4,796,205
DDR Corp., 7.375%, Series Ha		284,331	7,128,178
Kite Realty Group Trust, 8.25%, Series A		140,000	3,570,000
Urstadt Biddle Properties, 8.50%, Series C ($100 Par Value)[c]		30,000	3,135,900
			18,630,283
REGIONAL MALL	2.4%
CBL & Associates Properties, 7.75%, Series Ca		155,000	3,949,400
CBL & Associates Properties, 7.375%, Series Da		726,988	18,574,544
Pennsylvania REIT, 8.25%, Series A		159,000	4,094,250
Simon Property Group, 8.375%, Series J ($50 Par Value)[c]		35,941	2,461,599
			29,079,793
TOTAL SHOPPING CENTER			47,710,076

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SPECIALTY	0.4%
Entertainment Properties Trust, 9.00%, Series Ea		191,000	$5,214,300
TOTAL REAL ESTATE			217,686,606
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$228,943,044)			244,654,608
PREFERRED SECURITIES—CAPITAL SECURITIES	4.4%
BANK	0.9%
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,000,000	4,250,176
Farm Credit Bank of Texas, 10.00%, due 12/15/20, ($1,000 Par Value) Series Ia		6,000	6,997,500
			11,247,676
BANK—FOREIGN	1.0%
Abbey National Capital Trust I, 8.963%, due 12/29/49		5,000,000	4,825,000
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Ag		2,229,000	2,897,700
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Ag		4,300,000	3,655,000
			11,377,700
INSURANCE	2.4%
MULTI-LINE	1.1%
American International Group, 8.175%, due 5/15/58, (FRN)[a]		7,420,000	8,087,800
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ag		4,000,000	4,460,000
			12,547,800
MULTI-LINE—FOREIGN	0.3%
AXA SA, 6.379%, due 12/31/49, 144Ag		5,000,000	3,950,000
PROPERTY CASUALTY	0.5%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,g		5,525,000	5,607,875
REINSURANCE—FOREIGN	0.5%
Catlin Insurance Co., 7.249%, due 12/31/49, 144Aa,g		6,640,000	5,893,000
TOTAL INSURANCE			27,998,675
REAL ESTATE—DIVERSIFIED	0.1%
IVG Immobilien AG, 8.00% (Germany)(EUR)[c,e,h]		3,500,000	1,705,260
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$53,615,665)			52,329,311

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	2.9%
BANK	0.2%
RBS Capital Trust B, 6.80%, due 12/29/49		$4,000,000	$2,672,000
DIVERSIFIED FINANCIAL SERVICES	0.6%
General Electric Capital Corp., 7.125%, due 12/15/49, Series A		7,000,000	7,422,632
INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
CenturyLink, 7.65%, due 3/15/42		9,000,000	8,760,105
REAL ESTATE	1.3%
OFFICE	0.4%
BR Properties SA, 9.00%, due 10/29/49, 144A (Brazil)[g]		4,000,000	4,220,000
SHOPPING CENTER	0.9%
BR Malls International Finance Ltd., 8.50%, due 1/29/49, 144A (Brazil)[c,g]		4,000,000	4,184,000
General Shopping Finance Ltd., 10.00%, due 11/29/49, 144Ac,g		7,415,000	7,155,646
			11,339,646
TOTAL REAL ESTATE			15,559,646
TOTAL CORPORATE BONDS (Identified cost—$34,264,266)			34,414,383

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.1%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[i]		6,700,265	$6,700,265
Federated Government Obligations Fund, 0.01%[i]		6,700,236	6,700,236
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$13,400,501)			13,400,501
TOTAL INVESTMENTS (Identified cost—$1,260,134,067)	138.7%		1,652,229,758
LIABILITIES IN EXCESS OF OTHER ASSETS	(38.7)		(460,883,029)
NET ASSETS (Equivalent to $10.83 per share based on 109,998,718 shares of common stock outstanding)	100.0%		$1,191,346,729

Note: Percentages indicated are based on the net assets of the Fund.

a  A portion or all of the security is pledged in connection with the revolving credit agreement. $955,669,281 in aggregate has been pledged as collateral.

b  A portion or all of the security has been rehypothecated in connection with the Fund's revolving credit agreement. $428,296,790 in aggregate has been rehypothecated.

c  Illiquid security. Aggregate holdings equal 2.2% of the net assets of the Fund.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.0% of the net assets of the Fund.

e  Non-income producing security.

f  A portion of the security is segregated as collateral for interest rate swap transactions. $13,771,000 in aggregate has been segregated as collateral.

g  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.5% of the net assets of the Fund, of which 1.0% are illiquid.

h  Security is in default.

i  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

Interest rate swaps outstanding at June 30, 2012 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (resets monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products Agb	$15,000,000	2.934%	0.245%	July 25, 2012	$(31,364)
Merrill Lynch Derivative Products Agb	$35,000,000	3.430%	0.245%	November 22, 2012	(467,238)
Merrill Lynch Derivative Products Agb	$88,000,000	3.600%	0.245%	January 29, 2014	(4,549,308)
Royal Bank of Canada	$20,000,000	3.615%	0.243%	January 16, 2013	(390,420)
Royal Bank of Canada	$70,000,000	1.865%	0.241%	June 13, 2015	(2,941,755)
Royal Bank of Canada	$46,000,000	2.474%	0.241%	February 10, 2016	(3,204,230)
UBS AG	$5,000,000	3.600%	0.243%	January 17, 2013	(97,620)
UBS AG	$13,000,000	3.639%	0.243%	April 17, 2013	(363,568)
UBS AG	$30,000,000	3.615%	0.245%	February 28, 2014	(1,636,501)
					$(13,682,004)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2012.

b  Cash in the amount of $5,858,000 has been pledged as collateral.

Glossary of Portfolio Abbreviations

EUR  Euro Currency

FRN  Floating Rate Note

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,260,134,067)	$1,652,229,758
Cash (includes $5,858,000 pledged as collateral for open swap positions)	5,898,611
Receivable for:
Investment securities sold	21,375,745
Dividends and interest	6,737,232
Other assets	60,220
Total Assets	1,686,301,566
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	13,682,004
Payable for:
Revolving credit agreement	460,000,000
Investment securities purchased	18,641,854
Investment management fees	1,118,552
Dividends declared on common shares	1,116,040
Interest expense	47,747
Administration fees	26,319
Directors' fees	1,157
Other liabilities	321,164
Total Liabilities	494,954,837
NET ASSETS	$1,191,346,729
NET ASSETS consist of:
Paid-in capital	$937,032,858
Dividends in excess of net investment income	(20,264,164)
Accumulated net realized loss	(103,743,727)
Net unrealized appreciation	378,321,762
$1,191,346,729
NET ASSET VALUE PER COMMON SHARE:
($1,191,346,729 ÷ 109,998,718 shares outstanding)	$10.83
MARKET PRICE PER COMMON SHARE	$10.45
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(3.51)%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income (net of $28,183 of foreign withholding tax)	$23,290,157
Interest income	2,194,666
Rehypothecation income	294,904
Total Income	25,779,727
Expenses:
Investment management fees	6,760,239
Interest expense	2,924,572
Administration fees	288,466
Custodian fees and expenses	115,752
Shareholder reporting expenses	99,554
Professional fees	70,328
Directors' fees and expenses	42,653
Transfer agent fees and expenses	11,466
Registration and filing fees	6,148
Miscellaneous	82,271
Total Expenses	10,401,449
Net Investment Income	15,378,278
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	64,435,413
Foreign currency transactions	(8,046)
Interest rate swap transactions	(4,514,789)
Net realized gain	59,912,578
Net change in unrealized appreciation (depreciation) on:
Investments	111,270,966
Foreign currency translations	18,340
Interest rate swap transactions	2,292,664
Net change in unrealized appreciation (depreciation)	113,581,970
Net realized and unrealized gain	173,494,548
Net Increase in Net Assets Resulting from Operations	$188,872,826

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$15,378,278	$28,491,924
Net realized gain	59,912,578	55,170,051
Net change in unrealized appreciation (depreciation)	113,581,970	(14,188,904)
Net increase in net assets resulting from operations	188,872,826	69,473,071
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(39,599,538)	(71,651,695)
Net realized gain	—	(7,547,382)
Total dividends and distributions to common shareholders	(39,599,538)	(79,199,077)
Total increase (decrease) in net assets applicable to common shares	149,273,288	(9,726,006)
Net Assets Applicable to Common Shares:
Beginning of period	1,042,073,441	1,051,799,447
End of period[a]	$1,191,346,729	$1,042,073,441

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $20,264,164 and $3,957,096, respectively.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2012 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$188,872,826
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(505,604,918)
Net purchases, sales and maturities of short-term investments	9,300,314
Net amortization/accretion of premium (discount)	9,833
Proceeds from sales and maturities of long-term investments	523,042,435
Net decrease in dividends and interest receivable and other assets	1,475,529
Net increase in interest expense payable, accrued expenses and other liabilities	116,291
Net change in unrealized appreciation on investments	(111,270,966)
Net change in unrealized depreciation on interest rate swap transactions	(2,292,664)
Net realized gain on investments	(64,435,413)
Cash provided by operating activities	39,213,267
Cash Flows from Financing Activities:
Distributions paid on common shares	(40,398,561)
Decrease in cash	(1,185,294)
Cash at beginning of period (including cash pledged as collateral of $6,986,000)	7,083,905
Cash at end of period (including cash pledged as collateral of $5,858,000)	$5,898,611

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value per common share, beginning of period	$9.47	$9.56	$7.44	$5.38	$15.66	$25.61
Income from investment operations:
Net investment income	0.14	0.65	0.41	0.27	0.77	1.06
Net realized and unrealized gain (loss)	1.58	(0.02)	2.25	2.20	(8.92)	(7.22)
Total income (loss) from investment operations	1.72	0.63	2.66	2.47	(8.15)	(6.16)
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	(0.00)[a]	(0.33)	(0.22)
Net realized gain	—	—	—	—	—	(0.38)
Total dividends and distributions to preferred shareholders	—	—	—	(0.00)[a]	(0.33)	(0.60)
Total from investment operations applicable to common shares	1.72	0.63	2.66	2.47	(8.48)	(6.76)
Anti-dilutive effect from the purchase of common shares	—	—	0.01	—	—	—
Anti-dilutive effect from the issuance of reinvested common shares	—	—	—	—	0.00 [a]	0.00 [a]
Less dividends and distributions to common shareholders from:
Net investment income	(0.36)	(0.65)	(0.39)	(0.26)	(0.34)	(0.89)
Net realized gain	—	(0.07)	(0.16)	—	—	(1.53)
Tax return of capital	—	—	—	(0.15)	(1.46)	(0.77)
Total dividends and distributions to common shareholders	(0.36)	(0.72)	(0.55)	(0.41)	(1.80)	(3.19)
Net increase (decrease) in net asset value per common share	1.36	(0.09)	2.12	2.06	(10.28)	(9.95)
Net asset value, per common share, end of period	$10.83	$9.47	$9.56	$7.44	$5.38	$15.66
Market value, per common share, end of period	$10.45	$8.47	$8.65	$6.07	$3.80	$14.52
Total net asset value return[b]	18.37%[c]	7.31%	37.80%	54.24%[d]	–58.62%[d]	–27.49%
Total market value return[b]	27.71%[c]	6.07%	52.82%	77.83%	–68.42%	–30.40%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets applicable to common shares, end of period (in millions)	$1,191.3	$1,042.1	$1,051.8	$716.6	$210.9	$609.1
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[e]	1.84%[f]	1.90%	2.10%	3.42%	2.11%	1.52%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[e]	1.84%[f]	1.87%	1.98%	3.18%	1.76%	1.14%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[e]	1.32%[f]	1.32%	1.36%	2.61%	1.72%	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[e]	2.71%[f]	2.62%	2.87%	5.62%	6.36%	3.73%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[e]	2.71%[f]	2.65%	2.99%	5.85%	6.71%	4.12%
Ratio of expenses to average daily managed assets (before expense reduction)[e,g]	1.31%[f]	1.33%	1.43%	2.04%	1.20%	1.02%
Ratio of expenses to average daily managed assets (net of expense reduction)[e,g]	1.31%[f]	1.31%	1.35%	1.90%	1.00%	0.76%
Portfolio turnover rate	33%[c]	53%	77%	77%	23%	26%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Preferred Shares/Revolving	For the Six Months Ended	For the Year Ended December 31,
Credit Agreement:	June 30, 2012	2011	2010	2009	2008	2007
Liquidation value, end of period (in 000's)	—	—	—	—	$120,825	$434,000
Total shares outstanding (in 000's)	—	—	—	—	5	17
Asset coverage ratio for revolving credit agreement	359%	327%	329%[h]	294%[h]	3,786%	—
Asset coverage per $1,000 for revolving credit agreement	$3,590	$3,265	$3,286	$2,938	$37,859	—
Asset coverage ratio for auction market preferred shares	—	—	—	—	262%[i]	240%
Asset coverage per share for auction market preferred shares	—	—	—	—	$65,500 [i]	$60,088
Liquidation preference per share	—	—	—	—	$25,000	$25,000
Average market value per share[j]	—	—	—	—	$25,000	$25,000

a  Amount is less than $0.005.

b  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2008.

e  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

f  Annualized.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

h  For the period June 1, 2009 through June 10, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

i  Includes the effect of the outstanding borrowings from the revolving credit agreement.

j  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the six months ended June 30, 2012.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$1,307,430,955	$1,307,430,955	$—	$—	[a]
Preferred Securities—$25 Par Value	244,654,608	244,654,608	—	—
Preferred Securities—Capital Securities—Real Estate—Diversified	1,705,260	—	—	1,705,260	[b]
Preferred Securities—Capital Securities—Other	50,624,051	—	50,624,051	—
Corporate Bonds—Real Estate—Shopping Center	11,339,646	—	—	11,339,646	[b]
Corporate Bonds—Other Industries	23,074,737	—	23,074,737	—
Money Market Funds	13,400,501	—	13,400,501	—
Total Investments[c]	$1,652,229,758	$1,552,085,563	$87,099,289	$13,044,906
Interest rate swaps	(13,682,004)	—	(13,682,004)	—
Total Depreciation in Other Financial Instruments[c]	$(13,682,004)	$—	$(13,682,004)	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security. Its likelihood of having value in the future is remote.

b  Deemed illiquid and valued by a pricing service which utilized independent broker quotes.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. Such items include investments for which the determination of fair value is based on prices from reputable dealers or third party pricing services without applying any adjustment.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— Capital Securities— Real Estate— Diversified	Corporate Bonds—Real Estate— Shopping Center
Balance as of December 31, 2011	$7,433,538	$—	$7,433,538
Change in unrealized depreciation	(277,892)	—	(277,892)
Transfers into Level 3	5,889,260	1,705,260	4,184,000
Balance as of June 30, 2012	$13,044,906	$1,705,260	$11,339,646

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2012 which were valued using significant unobservable inputs (Level 3) amounted to $(277,892). Transfers are recognized at the end of the period.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and may differ from the estimated amounts.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Options: The Fund may write put or call options on an index and put and covered call options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts. During the six months ended June 30, 2012, the Fund did not write options.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty's agreement to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap and Derivatives Association Inc. Master Agreement and related annexes thereto ("ISDA") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivative Products AG ("MLDP") and UBS AG ("UBS") that it breached certain terms and conditions of its ISDAs. On November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA. MLDP has required that the Fund post collateral in the form of cash or U.S. Treasury securities. The collateral amount is determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date. As of June 30, 2012, this amount was $5,858,000 and was pledged in cash by the Fund to MLDP. At June 30, 2012, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP and UBS. However, MLDP and UBS reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; requiring posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of borrowings used for leverage outstanding.

The investment manager contractually agreed to waive its management fee in the amount of 0.02% of average daily managed assets in 2011. Effective January 1, 2012, the investment manager is no longer waiving fees.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily managed assets. For the six months ended June 30, 2012, the Fund paid the investment manager $159,064 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager which was reimbursed by the Fund in the amount of $11,782 for the six months ended June 30, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $518,150,168 and $529,222,283, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2012 and the effect of derivatives held during the six months ended June 30, 2012, along with the respective location in the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

financial statements. The balance of outstanding interest rate swaps at June 30, 2012 is representative of the volume outstanding throughout the six months ended June 30, 2012.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate swap contracts	—	$—	Unrealized depreciation	$13,682,004
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Interest rate swap contracts	Net Realized and Unrealized Gain (Loss)	$(4,514,789)	$2,292,664

Note 5. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$1,260,134,067
Gross unrealized appreciation	$402,033,708
Gross unrealized depreciation	(9,938,017)
Net unrealized appreciation	$392,095,691

As of December 31, 2011, the Fund had a net capital loss carryforward of $147,211,720, of which $3,821,030 will expire on December 31, 2015, $91,522,166 will expire on December 31, 2016 and $51,868,524 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations. Included in the net capital loss carryforward is $99,712,210 of capital loss carryforwards that were acquired from the Fund's mergers with Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Worldwide Realty Income Fund, Inc. Federal tax rules limit the Fund's use of these capital loss carryforwards. It is possible that all or a portion of these losses will not be able to be utilized prior to their expiration. In addition, the Fund incurred short-term capital losses of $4,195,330 and net ordinary losses of $303,040 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2012, and the year ended December 31, 2011, the Fund issued no shares of common stock for the reinvestment of dividends.

On December 14, 2011, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2012 through the fiscal year ended December 31, 2012. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has a $460,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a facility fee of 0.55% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily (prior to February 1, 2012, the rolling term was 270 days); however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily and if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2012, the Fund had outstanding borrowings of $460,000,000. During the six months ended June 30, 2012, the Fund borrowed an average daily balance of $460,000,000 at a weighted average borrowing cost of 1.26%. As of June 30, 2012, the aggregate value of rehypothecated securities was $428,296,790. During the six months ended June 30, 2012, the Fund earned $294,904 in fees from rehypothecated securities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Quality Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2012. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	97,096,736.485	2,194,354.750
Robert H. Steers	97,116,870.837	2,174,220.398
C. Edward Ward Jr.	97,225,223.584	2,065,867.651

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2012) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (02/28/02)	One Year	Five Years	Ten Years	Since Inception (02/28/02)
12.05%	–2.51%	8.31%	8.85%	15.76%	–1.53%	8.08%	8.15%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to the Portfolio Management Team

Jason A. Yablon was added to the Fund's portfolio management team in 2012. Mr. Yablon is vice president of the Advisor and Cohen & Steers and serves as an analyst specializing in real estate securities in Brazil and Mexico. Prior to joining the Advisor in 2004, Mr. Yablon was a sell-side analyst at Morgan Stanley for four years, focusing on apartment and health care REITs.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2013, by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and blended benchmark. The Board of Directors considered that the Fund outperformed the Peer Funds' median for the one- and ten-year periods ending March 31, 2012, outperformed the benchmark, the blended benchmark and the median of the Peer Funds for the three year period ended March 31, 2012 and was at the Peer Funds' median for the five-year period ended March 31, 2012. The Board of Directors also noted that the Fund underperformed the benchmark and blended benchmark for the one-, five- and ten-year periods ended March 31, 2012. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of factors affecting performance and the Investment Manager's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's total expense ratios at managed and common asset levels compared to the medians of the Peer Funds. The Board of Directors noted that the Fund's actual management fees at managed and common asset levels were higher than the median of the Peer Funds, and that the contractual management fee at managed asset levels was also higher than the median of the Peer Funds. The Board of Directors also noted that the Fund's total expense ratios including investment-related expenses at common and managed asset levels were higher than the medians of the Peer Funds, and that total expense ratios excluding investment-related expenses were higher than the median at common asset levels and lower than the median at managed asset levels. The Board of Directors considered the impact of leverage levels and change to the capital structure by replacing auction market preferred securities with borrowings on the Fund's fees and expenses at managed and common asset levels. The Board of Directors also noted that the Investment Manager waived a portion of its management fee in 2011. Effective January 1, 2012, the Investment Manager is no longer waiving fees. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and, further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that, in light of market conditions, the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other management agreements, as well as the services rendered, fees paid and profitability under the management agreements to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray, LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RQI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

QUALITY INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers Quality Income Realty Fund

RQISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: September 4, 2012